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EXHIBIT 21.01  SUBSIDIARIES OF VISTACARE, INC.

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                           JURISDICTION AND
NAME OF SUBSIDIARY         FORM OF          NAMES UNDER WHICH                OWNERSHIP
                           ORGANIZATION     IT DOES BUSINESS
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
Vista Hospice Care, Inc.   Delaware         VistaCare                    Wholly owned by
                           Corporation      VistaCare of Nevada          VistaCare, Inc.
                                            VistaCare of Texas
                                            VistaCare of Utah

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VistaCare USA, Inc.        Delaware         VistaCare of Arizona         Wholly owned by
                           Corporation      VistaCare of Colorado        Vista Hospice Care, Inc.
                                            VistaCare of Georgia
                                            VistaCare of Indiana
                                            VistaCare of Massachusetts
                                            VistaCare of Ohio
                                            VistaCare of Pennsylvania
                                            VistaCare of South Carolina

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FHI Health Systems, Inc.   Delaware         N/A                          Wholly owned by
                           Corporation                                   VistaCare, Inc.
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FHI GP, Inc.               Texas            N/A                          Wholly owned by
                           Corporation                                   FHI Health Systems, Inc.

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FHI LP, Inc.               Nevada           N/A                          Wholly owned by
                           Corporation                                   FHI Health Systems, Inc.

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Family Hospice, Ltd.       Texas Limited    VistaCare Family Hospice     1% owned by
                           Partnership            (Oklahoma)             FHI GP, Inc.
                                            VistaCare of New Mexico      99% owned by FHI LP, Inc.

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FHI Management, Ltd.       Texas Limited    N/A                          1% owned by
                           Partnership                                   FHI GP, Inc.
                                                                         99% owned by FHI LP, Inc.

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CareNation, Inc.           Delaware         N/A                          Wholly owned by
                           Corporation                                   VistaCare, Inc.
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